6. Promissory Note (Sept 30, 2019)	9 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Promissory Note

Note 8 – Promissory Note

On March 15, 2019, when the Company purchased AVX Design & Integration, Inc., the Company agreed to pay the seller according to a promissory note as part of the total consideration paid. The Company agreed to a promissory note for the principal amount of $50,000, with a fixed interest rate of 6% per annum payable in 12 equal monthly payments commencing on June 1, 2019. Subsequently, the Company has agreed with the prior owner for the balance of the note to be paid off in one full payment by the end of the term with interest calculated from the initial payment date through the date in which all amount due under the note is paid off. As of September 30, 2019, balance of the promissory note was $50,000 and the accrued interest has amounted to $1,000 for the nine months ended September 30, 2019.